UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
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MOD-PAC CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MOD-PAC CORP.
1801 ELMWOOD AVENUE, BUFFALO, NEW YORK 14207

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS MAY 10, 2006
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE AND BOARD MATTERS
EXECUTIVE COMPENSATION
CORPORATE PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER BUSINESS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO THE SHAREHOLDERS OF MOD-PAC CORP.:
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MOD-PAC CORP. will be held at MOD-PAC’s Corporate Headquarters, 1801 Elmwood Avenue, Buffalo, New York, on Wednesday, May 10, 2006 at 10:00 a.m., to consider and take action on the following:
1. To elect the Board of Directors,
2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the current fiscal year, and
3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.
     FURTHER NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only Shareholders of record at the close of business on March 22, 2006 will be entitled to notice of the meeting and to vote at the meeting.
SHAREHOLDERS WHO WILL BE UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON MAY ATTEND THE ANNUAL MEETING BY PROXY. SUCH SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD (S) IN THE RETURN ENVELOPE ENCLOSED.

By Order of the Board of Directors

/s/ John B. Drenning, Secretary
Buffalo, New York
Dated: April 5, 2005

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
MAY 10, 2006
     This Proxy Statement and the enclosed form of proxy are furnished to the Shareholders of MOD-PAC CORP., a New York corporation (“MOD-PAC” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, May 10, 2006 at 10:00 a.m., and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. In addition to solicitation by mail, to the extent necessary to ensure sufficient representation at the Annual Meeting, solicitations may be made by personal interview, telecommunication by officers and other regular employees of the Company. The cost of this proxy solicitation will be borne by the Company. It is contemplated that this Proxy Statement and the related form of proxy will be first sent to shareholders on April 5, 2006.
     If the enclosed proxy is properly executed and returned, and the Shareholder specifies a choice on the proxy, the shares represented thereby will be voted (or withheld from voting) in accordance with the instructions contained therein. If the proxy is executed and returned but no specification is made, the proxy will be voted FOR the election of each of the nominees for director listed below and FOR the proposal to ratify the appointment of independent auditors. The Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this proxy statement. If any other matters are presented at the Annual Meeting, the proxy holders will vote the proxies in accordance with their judgment.
     A shareholder may revoke any proxy given pursuant to this solicitation at any time prior to its use, by the Shareholder voting in person at the meeting, by submitting a proxy bearing a date subsequent to the date on the proxy to be revoked or by written notice to the Secretary of the Company. A notice of revocation need not be on any specific form.
RECORD DATE AND VOTING SECURITIES
     The Board of Directors has fixed the close of business on March 22, 2006 as the record date for determining the holders of Common Stock and Class B Stock entitled to notice of and to vote at the meeting. On March 22, 2006, MOD-PAC had outstanding and entitled to vote at the meeting a total of 3,357,074 shares of Common Stock and 710,827 shares of Class B Stock. Each outstanding share of Common Stock is entitled to one vote and each outstanding share of Class B Stock is entitled to ten votes on all matters to be brought before the meeting.
     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Class B Stock entitled to vote at the Annual Meeting will constitute a quorum. Each nominee for election as a director requires a plurality of the votes cast in order to be elected. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. A majority of the votes cast is required to approve the selection of the Company’s auditors. Under the law of the State of New York, the Company’s state of incorporation, only “votes cast” by the shareholders entitled to vote are determinative of the outcome of the matter subject to shareholder vote. Votes withheld will be counted in determining the existence of a quorum, but will not be counted towards such nominee’s or any other nominee’s achievement of plurality or in determining the votes cast on any other proposal.
THE COMPANY AFTER SPIN-OFF FROM ASTRONICS CORPORATION
     For the year ended December 31, 2002, MOD-PAC was a wholly-owned subsidiary of Astronics Corporation (“Astronics”). On March 14, 2003, MOD-PAC became a fully separate, publicly traded company (the “Spin-off”) upon the distribution to the common shareholders of Astronics of one share of MOD-PAC common stock for each two shares of Astronics common stock held, and to the Class B shareholders of Astronics one share of MOD-PAC Class B stock for every two shares of Astronics Class B stock held.

PROPOSAL 1
ELECTION OF DIRECTORS
     The Shareholders are being asked to elect five directors to the Company’s Board of Directors to hold office until the election and qualification of their successors at the next annual meeting. The five directors who are so elected will be all of the directors of the Company. Unless the proxy directs otherwise, the persons named in the enclosed form of proxy will vote for the election of the five nominees named below. If any of the nominees should be unable to serve as a director, or for good reason will not serve, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not anticipated that any of the nominees will be unable to serve.
     The following information is provided concerning the nominees for director:
William G. Gisel, Jr., age 53, has been a director since 2003. He is the Chief Operating Officer of Rich Products Corporation, a privately held company that is a supplier and solutions provider to the food service and in-store bakery segments of the food industry since 1999. From 1996 to 1999, Mr. Gisel served as President of Rich Product’s Food Group. Prior to that, he has held positions with Rich Products of Executive Vice President, Vice-President International and General Counsel. Mr. Gisel holds a B.A. from Williams College, a J.D. from Emory University and an M.B.A. from the University of Rochester.
Kevin T. Keane, age 73, has served as the Chairman of the Board of the Company since 2002. From 1974 to the present, Mr. Keane has been Chairman of the Board of Astronics Corporation. Astronics Corporation is a publicly traded company that manufactures advanced complex lighting and electronic systems for the global aerospace industry. Astronics was the parent of the Company until the spin-off in March 2003. Mr. Keane was also the President and Chief Executive Officer of Astronics from 1974 to 2002. Mr. Keane received an A.B. in economics and an M.B.A. from Harvard University. Mr. Keane is the father of Daniel G. Keane.
Daniel G. Keane, age 40, has served as a director since 2002 and has served as the Company’s President since 1997. Mr. Keane was appointed the Chief Executive Officer of the Company in 2002. Prior to becoming President, he was employed by the Company in various other management capacities. Mr. Keane received a B.A. in economics from Dartmouth College and received an M.B.A. from Duke University. Mr. Keane is the son of Kevin T. Keane.
Robert J. McKenna, age 57, has been a director since 2003. He was President and Chief Executive Officer of Wenger Corporation, a manufacturer of facility products for performing arts and education markets from October 2001 to December 2005. From 1994 to October 2001, Mr. McKenna was Chairman of the Board, President and Chief Executive Officer of Acme Electric Corporation, a manufacturer of power conversion systems for electronic and electrical systems. Mr. McKenna also serves as a director of Astronics Corporation. Mr. McKenna received a B.S. in Business Management from Western Kentucky University.
Howard Zemsky, age 46, has been a director since 2003. He has been the Managing Partner of Taurus Capital Partners LLC, a privately held investment group since 2001. From 1999 until 2001, Mr. Zemsky was President of IBP Deli Group of Companies. For over twenty years, Mr. Zemsky was employed in various management capacities by Russer Foods, Inc., a subsidiary of Tyson Foods, Inc., and from 1989 until 1999, he served as its President. Mr. Zemsky is a graduate of Michigan State University and holds an M.B.A. from the University of Rochester.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE AND BOARD MATTERS
Board of Directors Independence
     The Board of Directors has determined that each of its current directors, except for Messrs. Daniel G. Keane and Kevin T. Keane, is independent within the meaning of the NASDAQ Stock Market, Inc. director independence standards as currently in effect.
Board of Directors Meetings and Standing Committees
     The Board of Directors has three standing committees: an Audit Committee, Compensation Committee, and Nominating/Governance Committee. During the year ended December 31, 2005, the Board of Directors held five meetings. Each director attended at least 75% of the meetings of the Board of Directors and of all committees on which he served.
     The Audit Committee consists of Messrs. Gisel (Chair), McKenna and Zemsky, each of whom is independent within the meaning of the NASDAQ Stock Market, Inc. director independence standards as currently in effect. The Board of Directors has determined that Messrs. Gisel, McKenna and Zemsky are each an “audit committee financial expert” as defined under federal securities laws. Information regarding the functions performed by the Committee, its membership, and the number of meetings held during the fiscal year is set forth in the “Report of the Audit Committee” included in this proxy statement. The Audit Committee held six meetings in 2005. The Audit Committee is governed by a written charter approved by the Board of Directors. The Charter of the Audit Committee is posted on the Investor Relations section of the Company’s website at www.modpac.com.
     The Compensation Committee consists of Messrs. Zemsky (Chair), Gisel and McKenna, each of whom is independent within the meaning of the NASDAQ Stock Market, Inc. director independence standards as currently in effect. The Compensation Committee is responsible for reviewing and approving compensation levels for the Company’s executive officers and reviewing and making recommendations to the Board of Directors with respect to other matters relating to the compensation practices of the Company. The Compensation Committee held two meetings in 2005.
     The Nominating/Governance Committee consists of Messrs. McKenna (Chair), Gisel and Zemsky, each of whom is independent within the meaning of the NASDAQ Stock Market, Inc. director independence standards as currently in effect. The Nominating/Governance Committee is responsible for evaluating and selecting candidates for the Board of Directors and addressing corporate governance matters on behalf of the Board of Directors. In performing its duties to recommend nominees for the Board of Directors, the Nominating/Governance Committee seeks director candidates with the following qualifications, at minimum: high character and integrity; substantial life or work experience that is of particular relevance to the Company; sufficient time available to devote to his or her duties; and ability and willingness to represent the interests of all shareholders rather than any special interest group. The Nominating/Governance Committee may use third-party search firms to identify Board of Director candidates. It also relies upon recommendations from a wide variety of its contacts, including current executive officers, directors, community leaders and shareholders, as a source for potential candidates. Shareholders wishing to submit or nominate candidates for election to the Board of Directors must supply information in writing regarding the candidate to the Nominating/Governance Committee at the Company’s executive offices in Buffalo, New York. This information should include the candidate’s name, biographical data and qualifications. Generally, the Nominating/Governance Committee will conduct a process of making a preliminary assessment of each proposed nominee based upon biographical data and qualifications. This information is evaluated against the criteria described above and the specific needs of the Company at the time. Additional information regarding proposed nominees may be requested. On the basis of the information gathered in this process, the Nominating/Governance Committee determines which nominee to recommend to the Board of Directors. The Nominating/Governance Committee uses the same process for evaluating all nominees, regardless of the source of the recommendation. The Nominating/Governance Committee did not hold any meetings in 2005, but met informally on one occasion. The Nominating/Governance Committee is not governed by a written charter but acts pursuant to a resolution adopted by the Board of Directors addressing the nomination process as required by federal securities laws and NASDAQ Stock Market, Inc. regulations.
Executive Sessions of the Board
     Non-management directors meet regularly in executive sessions. “Non-management” directors are all those directors who are not Company employees and includes directors, if any, who are not independent as determined by the Board of Directors. The Company’s non-management directors consist of all of its current directors, except Messrs. Daniel G. Keane and Kevin T. Keane. An executive session of the Company’s non-management directors is generally held in conjunction with each regularly scheduled Board of Directors meeting. Additional executive sessions may be called at the request of the Board of Directors or the non-management directors.

Code of Ethics
The Board of Directors has adopted a Code of Business Conduct and Ethics that is applicable to its Chief Executive Officer, Chief Financial Officer as well as all other directors, officers and employees of the Company. This Code of Business Conduct and Ethics is posted on the Investor Information section of the Company’s website at www.modpac.com. The Company will disclose any amendment to this Code of Business Conduct and Ethics or waiver of a provision of this Code of Business Conduct and Ethics, including the name of any person to whom the waiver was granted, on its website.
Compensation of Directors
     For 2005, Messrs. Gisel, McKenna and Zemsky were paid a quarterly retainer at the annualized rate of $20,000. Mr. Kevin Keane received an annual retainer of $30,000 for his service as Chairman of the Board.
     The Company’s 2003 Director Stock Option Plan for non-salaried outside directors provides for the grant of options to purchase up to an aggregate of 200,000 shares of Common Stock (subject to adjustment to reflect share distributions). Outside directors are eligible to receive options under this Plan at the discretion of a committee appointed by the Board of Directors who are not eligible to participate in the Plan. Under the Plan, the option price is not less than the fair market value of the shares optioned on the date of grant. There is no limit on the number of options that a participant may be granted under the Plan. Options are exercisable beginning six months after grant and for so long as the holder is a director of the Company, but not longer than ten years from the date of grant. In 2005, 22,000 options were granted under this plan.
Directors’ and Officers’ Indemnification Insurance
     On March 1, 2006, the Company obtained a Directors’ and Officers’ Liability Insurance policy written by American International Companies. The annual premium is $69,359. The policy has limits of $5 million and provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of their conduct in such capacities. The Company has made no significant payments or claims of indemnification or expenses under any such insurance policies at any time.
Contacting the Board of Directors
     Although we do not have a formal policy regarding communications with the Board of Directors, shareholders may communicate with the Board of Directors by writing to: Board of Directors, MOD-PAC CORP., 1801 Elmwood Avenue, Buffalo, New York 14207. Shareholders who would like their submission directed to a particular director may so specify and the communication will be forwarded, as appropriate.
Report of Audit Committee
     The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management and the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence.
     The Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Board of Directors has also determined that the members of the Committee are independent as defined in the regulations. The Board of Directors has determined that Messrs. Gisel, McKenna and Zemsky, independent directors, are each “audit committee financial expert,” as defined in the regulations.
March 8, 2006

William G. Gisel, Jr., Chairman
Robert J McKenna
Howard Zemsky
Section 16(a) Beneficial Ownership Reporting Compliance
     During 2005, all executive officers and directors of the Company timely filed with the Securities Exchange Commission all required reports with respect to beneficial ownership of the Company’s securities, except that each of Messrs. Gisel and McKenna were late with one filing.
Certain Relationships and Related Transactions
     During the year ended December 31, 2005, the Company performed printing and order fulfillment services for VistaPrint Limited, resulting in revenue of approximately $33.7 million. Robert S. Keane, the son of Kevin T. Keane, is a shareholder in and chief executive officer of VistaPrint Limited. In addition, Kevin T. Keane is a shareholder in VistaPrint Limited, holding less than 2% of its capital stock. The 2005 revenue attributable to VistaPrint includes approximately $19.6 million of amortization of the $22 million buy-out fee received on September 1, 2004 in connection with the new supply agreement announced in July 2004. Pursuant to this new supply agreement the Company was VistaPrint Limited’s exclusive North American supplier of printed products through August 30, 2005. This agreement, which replaced an agreement that extended to 2011 and whereby MOD-PAC charged VistaPrint on a cost plus one-third mark-up basis, sets prices on a unit basis and provides a framework for pricing products covered by any renewals or extensions through August 2007. The Board of Directors has reviewed the terms of the Company’s business relationship with VistaPrint and determined that such terms are fair.
EXECUTIVE COMPENSATION
Compensation Committee Report on Executive Compensation
     The Compensation Committee of the Board of Directors (the “Committee”) determines the compensation of the Chairman of the Board, Chief Executive Officer and other executive officers of the Company. The Committee is composed entirely of directors who are neither executive officers nor employees of the Company. In addition to determining the salary and bonus compensation for the Company’s executive officers, the Committee determines the grants under the Company’s Incentive Stock Option Plan and oversees the administration of other compensation plans and programs.
     Compensation of Executive Officers Generally
     The Company’s executive compensation program is designed to link executive pay to Company performance and to provide an incentive to executives to manage the Company with a view to enhancing stockholder value. Compensation criteria are evaluated annually to ensure they are appropriate and consistent with business objectives. Executive compensation policies and programs are intended to provide rewards related to Company and individual performance, stockholder value, retention of a strong management team and the encouragement of professional development and growth.
     Components of Compensation
     The primary components of the Company’s executive compensation program are salary, bonuses and stock options which become exercisable over time.
     Salary and Bonuses. The Committee reviews the salary of executive officers annually. The Committee’s review takes into consideration the Company’s performance with respect to customary financial and operating yardsticks, including revenues, operating income, earnings, cash flow, and return on shareholder equity. In making salary decisions, the Committee exercises its discretion and judgment based on the foregoing criteria, without applying a specific formula to each factor considered. Periodically, the Committee reviews a survey of the compensation levels of executives in similar industries. A substantial portion of executive compensation each year is in the form of bonuses, which are awarded by the Committee immediately following the conclusion of the fiscal year.

     Stock Options. The Committee believes that stock options are an important method of rewarding management and of aligning management’s interests with those of the stockholders. The Committee also recognizes that the Company conducts its business in competitive industries and that, in order to remain competitive and pursue a growth strategy, it must employ talented executives and managers. The Company believes that stock options are important in attracting and retaining such employees. For these reasons, the Company adopted the Stock Option Plan as a stock-based incentive program primarily for its officers and managers. Under the Stock Option Plan, the Committee may grant options to officers and managers who are expected to contribute to the Company’s success. In determining the size of stock option grants, the Committee focuses primarily on the Company’s performance and the role of the executives and managers in accomplishing performance objectives. Incentive stock options generally become exercisable in equal installments over a five-year period and are granted with an exercise price equal to the fair market value of the Common Stock as of the date immediately preceding the date of grant.
     The Committee intends to continue using stock options as a long-term incentive for executive officers and managers. Because options provide rewards only to the extent the Company’s stock price increases and to the extent the executives remain with the Company until the options become exercisable, the Committee believes that stock options granted under the Stock Option Plan are an appropriate means to provide executives and managers with incentives that align their interests with those of stockholders.
Compensation of the Chief Executive Officer
     Mr. Daniel G. Keane currently serves as Chief Executive Officer of the Company. He was compensated in 2005 utilizing the same general philosophy and criteria described above. The Committee believes that Mr. Keane’s performance for 2005 was strong and his total compensation for 2005 fairly and sufficiently rewarded him for performance.

March 8, 2006	Howard Zemsky, Chairman
William G. Gisel, Jr.
Robert J. McKenna

Executive Compensation Summary Table
     The following table sets forth the cash compensation as well as certain other compensation paid during the years ended December 31, 2005, 2004 and 2003, for our Chief Executive Officer and each of our other executive officers who received annual compensation in excess of $100,000. The amounts shown include compensation for services in all capacities.
SUMMARY COMPENSATION TABLE

	Annual Compensation
Name and					Securities
Principal				Other Annual	Underlying	All Other
Position	Year	Salary	Bonus	Compensation(1)	Options	Compensation(2)
Daniel G. Keane	2005	$274,000	$160,000	$28,219	44,600	$10,500
President and Chief Executive	2004	231,000	159,390	34,980	28,000	14,000
Officer	2003	224,000	134,400	89,002	31,921	14,000

C. Anthony Rider(3)	2005	$198,000	$0	$29,987	11,000	$1,293
Chief Financial Officer, Treasurer	2004	170,000	99,000	35,431	20,650	14,000
and Secretary	2003	165,000	99,000	28,187	30,693	14,000

(1)	Represents personal use of company automobiles, group life insurance, medical expense, club fees and dues, and related gross-up for income taxes.

(2)	Represents contribution to the Company’s Profit Sharing/401k Plan made by the Company.

(3)	C. Anthony Rider resigned from the Company effective May 6, 2005. Mr. Rider’s compensation includes salary continuation payments through December 31, 2005.
Stock Option Grant Table
     The following table sets forth information concerning stock option grants made in 2005:
OPTION GRANTS IN FISCAL 2005
(Individual Grants)

					Potential Realizable Value at
					Assumed Rates of
					Stock Price Appreciation for
					Option Term (3)
	Number of
	Securities	Percent of Total
	Underlying	Options Granted To	Exercise
	Options	Employees in	Price	Expiration
Name	Granted	Fiscal Year	($/Sh)	Date	5% ($)	10% ($)
Daniel G. Keane	44,600	47%	(1)	(1)	$343,316	$870,030
President and Chief Executive Officer

C. Anthony Rider (2)	11,000	11	$12.80	1/6/2015	88,548	224,399
Chief Financial Officer, Treasurer and Secretary

(1)	Daniel G. Keane was granted options to purchase 22,300 shares of common stock at an exercise price of $12.80 per share, expiring on January 6, 2015, and was granted options to purchase 22,300 shares of common stock at $11.68 per share, expiring on December 21, 2015.

(2)	C. Anthony Rider resigned from the Company effective May 6, 2005, at which time all options granted to him in 2005 were forfeited.

(3)	Potential realizable values are based on the assumed annual growth rates for the option term. The amounts set forth are not intended to forecast future appreciation, if any, of the stock price, which will depend on market conditions and the Company’s future performance and prospects.
Stock Option Exercises and Fiscal Year-End Value Table
     The following table provides information with respect to our executives named in the summary compensation table with respect to stock options exercised during the year ended December 31, 2005 and the value of each such executive officer’s unexercised stock options at December 31, 2005.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
			Options at December 31, 2005		December 31, 2005 (2)
	Shares Acquired	Value
Name	or Exercised (#)	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Daniel G. Keane President and Chief Executive Officer	—	—	107,443	48,380	$313,060	$116,012

C. Anthony Rider (3)	39,480	$323,693	—	—	—	—
Chief Financial Officer, Treasurer and Secretary

(1)	Market value of stock less exercise price or base price.

(2)	Based upon the closing price of the Company’s Common Stock on the Nasdaq National Market System on December 30, 2005 of $11.24 per share.

(3)	C. Anthony Rider resigned from the Company effective May 6, 2005.
Equity Compensation Plan Information
     The following table sets forth the aggregate information of the Company’s equity compensation plans in effect as of December 31, 2005.

Number of Securities
	Number of Securities		Remaining for Future
	to be	Weighted Average	Issuance under Equity
	Issued upon Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(excluding securities
	Warrants and Rights	Warrants and Rights	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	315,939	$10.49	621,176

Equity compensation plans not approved by security holders	—	—	—

Total	315,939	$10.49	621,176
No equity compensation plans have been adopted without shareholder approval

CORPORATE PERFORMANCE GRAPH
     The following graph compares the cumulative total shareholder return of (i) the Company, (ii) the Nasdaq Non-Financial Stocks and (iii) the NASDAQ Composite — Total Returns for the period March 14, 2003 through December 31, 2005.
TOTAL RETURN DATA POINTS

	3/14/2003	12/31/03	12/31/04	12/31/05
MOD-PAC CORP.	100.0	134.5	214.4	188.9

NASDAQ Composite — Total Returns	100.0	150.5	164.2	167.6

NASDAQ Non — Financial	100.0	152.5	164.3	168.0

Source: Zacks Investment Research

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information concerning persons known to the Company to own more than 5% of the outstanding shares of Common Stock or Class B Stock and the number of shares and percentage of each class beneficially owned by each director, each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group as of February 28, 2006 (an asterisk indicates less than 1% beneficial ownership of the class):

	Shares of Common Stock		Shares of Class B Stock
Name and Address
of Owner (1)	Number	Percentage	Number	Percentage
William G. Gisel, Jr.(2)	8,110	*	—	*

Daniel G. Keane (3)	158,251	5.6%	46,283	6.4%

Kevin T. Keane (4)	171,734	6.2%	255,650	35.9%

Robert J. McKenna (2)	6,550	*	206	*

C. Anthony Rider (5)	602	*	—	*

Howard Zemsky (2)	50,880	1.9%	—	*

John H. Lewis (6)	259,559	9.5%	—	*

Prides Capital Partners LLC (7)	169,300	6.2%	—	*

All directors and executive officers as a group (6 persons)	396,127	13.7%	302,139	41.8%

(1)	The address for all directors and officers listed is: 1801 Elmwood Avenue, Buffalo, New York 14207.

(2)	Includes 6,000 shares of common stock subject to options exercisable within 60 days.

(3)	Includes 108,467 shares of Common Stock and 10,051 of Class B Stock subject to options exercisable within 60 days and 6,435 shares of Common Stock, 14,995 shares of Class B Stock owned by Mr. Daniel G. Keane’s wife, as to which he disclaims beneficial ownership and 25,000 shares of Common Stock owned by Mr. Daniel G. Keane’s children.

(4)	Includes 32,750 shares of Common Stock subject to options exercisable within 60 days and 29,439 shares of Common Stock and 12,414 shares of Class B Stock owned by Mr. Kevin Keane’s wife or held in trust for the benefit of Mr. Keane’s wife, as to which he disclaims beneficial ownership.

(5)	C. Anthony Rider resigned from the Company effective May 6, 2005.

(6)	Information with respect to John H. Lewis and his holdings of common stock is based on Schedule 13G filed with the SEC on February 9, 2005 and a Form 4 filed with the SEC on March 1, 2006. The holdings described above include 259,559 shares held by Osmium Capital II, LP. Mr. Lewis is the controlling member of Osmium Partners, LLC, which serves as the general partner of Osmium Capital II, LP. The stated address for John H. Lewis is 388 Market St., San Francisco, CA. 94111.

(7)	Information with respect to Prides Capital Partners LLC is based on Schedule 13D filed with the SEC on January 6, 2006. The stated address for Prides Capital Partners LLC is 200 High Street, Suite 700, Boston, MA 02110.

PROPOSAL 2
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee, with the approval of the Board of Directors, has selected Ernst & Young LLP as the independent registered public accounting firm, to act as auditors of MOD-PAC Corp. for 2006. Representatives of Ernst & Young LLP are expected to attend the meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.
     Auditor Fees. The following table sets forth the fees billed to the Company for the last fiscal year by the Company’s independent auditors, Ernst & Young LLP:

	2005	2004
Audit	$179,400	$165,600
Audit-related	0	8,360
Tax	1,650	12,080
All Other	0	0
The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee may delegate to an Audit Committee member the authority to approve permitted services provided that the delegated member reports any decisions to the committee at its next scheduled meeting.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS.
PROPOSALS OF SHAREHOLDERS FOR 2007 ANNUAL MEETING
     To be considered for inclusion in the proxy materials for the 2007 Annual Meeting of Shareholders, shareholder proposals must be received by the Company no later than December 6, 2006.
     If a shareholder wishes to present a proposal at the Company’s 2007 Annual Meeting of Shareholders or to nominate one or more directors, and the proposal is not intended to be included in the Company’s proxy materials relating to that meeting, such proposal or nomination(s) must comply with the applicable provisions of the Company’s by-laws and applicable law. In general, the Company’s by-laws provide that with respect to a shareholder nomination for director, written notice must be addressed to the Secretary and be received by the Company no less than 60 nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. For purposes of the Company’s 2007 Annual Meeting of Shareholders, such notice must be received not later than March 11, 2007 and not earlier than February 9, 2007. The Company’s by-laws set out specific requirements that such written notices must satisfy.
     With respect to shareholder proposals (other than nominations for directors) that are not intended to be included in the Company’s proxy materials relating to the 2005 Annual Meeting of Shareholders, such proposals are subject to the rules adopted by the SEC relating to the exercise of discretionary voting authority unless notice of such a proposal is received by the Company no later than February 19, 2007.

OTHER BUSINESS
     The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.
     Copies of the 2005 Annual Report to Shareholders of MOD-PAC have been mailed to shareholders. Additional copies of the Annual Report, as well as this Proxy Statement, Proxy Card(s), and Notice of Annual Meeting of Shareholders, may be obtained from MOD-PAC CORP., 1801 Elmwood Avenue, Buffalo, NY 14207.
     A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS, BENEFICIALLY OR OF RECORD ON MARCH 22, 2006, ON REQUEST TO SHAREHOLDER RELATIONS, MOD-PAC CORP., 1801 ELMWOOD AVENUE, BUFFALO, NEW YORK 14207.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ John B. Drenning, Secretary
Buffalo, New York
April 5, 2006

ANNUAL MEETING OF SHAREHOLDERS OF

MOD-PAC CORP.

May 10, 2006

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

NOMINEES:
O	William G. Gisel, Jr.
O	Daniel G. Keane
O	Kevin T. Keane
O	Robert J. McKenna
O	Howard Zemsky

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ĺ

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	Ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the current fiscal year.	☐	☐	☐

3.	In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY	PROXY

MOD-PAC CORP.

1801 Elmwood Avenue
Buffalo, New York 14207

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
ON MAY 10, 2006, AT 10:00 A.M.

     The undersigned hereby appoints Kevin T. Keane and Daniel G. Keane and each of them, proxies with the powers the undersigned would possess if personally present and with full power of substitution, to vote all shares of Class B and Common Stock of the undersigned at the Annual Meeting of Shareholders of MOD-PAC CORP., to be held at the Company’s headquarters, 1801 Elmwood Avenue, Buffalo, New York 14207, on May 10, 2005, at 10:00 a.m. and at any adjournments, upon matters described in the Proxy Statement furnished herewith and all other subjects that may properly come before the meeting.

     IF NO DIRECTIONS ARE GIVEN, THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE FOR THE NOMINEES FOR DIRECTOR LISTED HEREIN AND, AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF

MOD-PAC CORP.

May 10, 2006

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE — Call toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

ê Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

NOMINEES:
O	William G. Gisel, Jr.
O	Daniel G. Keane
O	Kevin T. Keane
O	Robert J. McKenna
O	Howard Zemsky

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ĺ

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
2.	Ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the current fiscal year.	☐	☐	☐

3.	In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.